UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 31, 2008

BASELINE OIL & GAS CORP.

(Exact Name of Registrant as Specified in its Charter)

Nevada	000-51888	30-0226902
State of Incorporation	Commission File Number	IRS Employer I.D. Number

411 North Sam Houston Parkway East, Suite 300, Houston, Texas 77060

Address of principal executive offices

Registrant’s telephone number: (281) 591-6100

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Amended and Restated Indenture

On October 30, 2008, Baseline Oil & Gas Corp. (“we” or “the Company”) executed with The Bank of New York Mellon (f/k/a The Bank of New York), as trustee and collateral agent (the “Trustee”), the Amended and Restated Indenture, in the form of Exhibit 4.1 attached hereto (the “Amended and Restated Indenture”), amending and restating the Company’s Indenture, dated October 1, 2007, between the Company and the Trustee (the “Original Indenture”), governing the Company’s outstanding 12 1/2 % Senior Secured Notes due 2012 (the “Existing Notes”).

As disclosed below in this Current Report under – Consent, the Majority Noteholders (as defined thereunder) consented to our entry into the Amended and Restated Indenture following negotiations among us, the Majority Noteholders and our senior lender after our failure to repurchase the outstanding $115 million principal amount of Existing Notes pursuant to the Change of Control provisions contained (and defined) in the Original Indenture, which payment obligation became due and owing at October 6, 2008. We filed a Company Report on Form 8-K with the Securities and Exchange Commission (the “Commission”) on October 10, 2008 disclosing the above default under the Original Indenture.

The Amended and Restated Indenture amends the Indenture (i) to revise certain existing financial covenants relating to debt ratios of the Company and (ii) to authorize new 15% Senior Secured PIK Notes due 2009 (the “New Notes”), issuable to the Majority Noteholders and any other noteholder executing the Consent (defined below) and delivering its Existing Notes prior to the June 15, 2009 maturity date under the New Notes.

Under the Amended and Restated Indenture, the Company may, at any time, redeem all or a part of the New Notes, upon not less than three nor more than ten Business Days’ prior written notice, at a Redemption Price (as defined therein) equal to 100% of the principal amount of New Notes redeemed plus accrued and unpaid interest to the date of redemption, subject to the rights of holders of New Notes on to receive interest due, if applicable.

A copy of the Amended and Restated Indenture is attached as Exhibit 4.1 hereto, and incorporated herein by reference, and the summary of the Amended and Restated Indenture in this Form 8-K is qualified in its entirety by reference thereto.

Forbearance and Amendment to Credit Agreement

On October 30, 2008, we executed a Forbearance, First Amendment to Credit Agreement and First Amendment to Fee Letter (the “Amended Credit Agreement”) with our senior lender, Wells Fargo Foothill, Inc. (the “Lender”), whereby the Lender agreed, among other things, to forbear the exercise of remedies available to it under our Credit Agreement, dated as of October 1, 2007, among us, the Lender and the other lenders identified therein (the “Credit Agreement”), as a result of certain defaults thereunder, including, without limitation, our failure to repurchase the Existing Notes on October 6, 2008. The Lender’s forbearance will remain in place until April 15, 2009, unless earlier terminated by the Lender upon the occurrence of an additional Event of Default or upon the filing of any suit, action or proceeding against us by the holder of any of our Existing Notes not exchanged for the New Notes, as disclosed elsewhere in this report under Item 2.03 Creation of Direct Financial Obligation – Issuance of 15% Senior Secured PIK Notes, which suit, action or proceeding is not withdrawn or dismissed within 30 days of filing.

In addition to the above forbearance, the Amended Credit Agreement provides for: (i) a new maturity date, with respect to any outstanding advances under the revolving credit commitment, of the earlier of October 1, 2010 or sixty days prior to the maturity date of the New Notes; (ii) an early termination payment equal to 1% of the outstanding Revolver Commitment (as defined in the Amended Credit Agreement), payable in the event the Amended Credit Agreement is terminated prior to October 1, 2010; (iii) an increase of 2% to the interest rate margin with respect to Prime and LIBOR based loans thereunder; and (iv) an adjustment to our EBITDA covenants.

The Amended Credit Agreement permits us to refinance our obligations under the Existing Notes, including amending the Original Indenture and issuing New Notes as contemplated by the Consent and the Amended and Restated Indenture.

We paid the Lender a $200,000 fee in connection with its granting of the forbearance and entry into the Amended Credit Agreement.

A copy of the Amended Credit Agreement is attached as Exhibit 10.1.1 hereto, and incorporated herein by reference, and the summary of the Amended Credit Agreement in this Form 8-K is qualified in its entirety by reference thereto.

First Amendment to Intercreditor Agreement

On October 30, 2008, we also amended our Intercreditor Agreement, dated as of October 1, 2007, with the Lender and the Trustee, in the form of that First Amendment to the Intercreditor Agreement dated as of October 30, 2008 among us, the Lender and the Trustee (the “Amended Intercreditor Agreement”).

Under the Amended Intercreditor Agreement, the Lender extended the standstill period, during which time the Trustee cannot enforce or exercise any rights or remedies with respect to the Collateral, from 90 to 180 days, commencing from the date Trustee gives notice to the Lender of any acceleration of the indebtedness then outstanding under the Existing Notes or New Notes as the case may be. In addition, the Amended Intercreditor Agreement increased the “Maximum Second Priority Indebtedness Amount” to permit the refinancing of our obligations under the Existing Notes, as a second priority lien, as contemplated by the Consent and Amended and Restated Indenture.

A copy of the Amended Intercreditor Agreement is attached as Exhibit 10.2.1 hereto, and incorporated herein by reference, and the summary of the Amended Intercreditor Agreement in this Form 8-K is qualified in its entirety by reference thereto.

Consent

On October 29, 2008, holders of $100 million aggregate principal amount of the Existing Notes, constituting 86.9% of the outstanding Existing Notes (the “Majority Noteholders”), consented with respect to their Existing Notes: (1) to waive certain Defaults and Events of Default under (and defined in) the Original Indenture; (2) to agree to (a) the Amended and Restated Indenture and (b) the Amended Intercreditor Agreement; (3) to exchange their Existing Notes for the New Notes; and (4) to direct the Trustee to refrain from exercising any remedy available to it under the Original Indenture with respect to such Defaults and Events of Defaults (collectively, the “Consent”).

The Consent was made subject to us and, as applicable, the Lender and holders of all First Priority Claims (as such term is defined in the Credit Agreement) entering into an amendment or waiver to the Credit Agreement and the other Loan Documents (as defined in the Credit Agreement), including the Amended Intercreditor Agreement, each in form reasonably satisfactory to the Majority Noteholders, the entry of which is disclosed elsewhere in this Current Report.

Under the Consent, as applicable, neither the Company nor the Majority Noteholders will terminate the Consent or refuse to accept the consent of any holder of Existing Notes that desires to become a Subsequent Holder (as defined in the Consent) any time prior to the maturity date of the New Notes pursuant to the terms thereof. Upon the execution and delivery of the Consent by a holder of Existing Notes, such Subsequent Holder shall receive all rights and consideration given to the Majority Noteholders having executed the Consent on October 30, 2008, as if such Subsequent Holder became a party to the Consent at such date.

As part of the transactions contemplated by the Consent, the Company issued an additional $3,681,250 aggregate principal amount of New Notes to the Majority Noteholders in satisfaction of consent fees and solicitation fees, payable in kind, with respect to the Consent.

A copy of the Consent is attached as Exhibit 10.4 hereto, and incorporated herein by reference, and the above summary of the Consent is qualified in its entirety by reference thereto.

Item 2.03	Creation of Direct Financial Obligation.

Issuance of 15% Senior Secured Notes

On October 31, 2008, we issued to the Majority Noteholders $106,681,250 aggregate principal amount of the New Notes, in accordance with and subject to the terms and conditions of the Consent. Under the Consent, each Majority Noteholder received New Notes in a principal amount equal to 103% of the principal amount of the Existing Notes delivered by it, as well as an additional $3,681,250 aggregate principal amount of New Notes in satisfaction of consent fees and solicitation fees, payable in kind.

The New Notes were issued under the Amended and Restated Indenture and will bear interest at the rate of 15% per annum, payable 12.5% in cash and 2.5% by delivery of PIK Notes quarterly, commencing on January 1, 2009. The New Notes mature on June 15, 2009.

New Notes will rank senior in right of payment to all existing and future subordinated indebtedness of the Company, including indebtedness, as provided in the Amended Intercreditor Agreement and rank equally in right of payment with all our other existing and future senior indebtedness, including, without limitation, any Existing Notes to the extent they remain outstanding.

The New Notes are secured by a second lien on substantially all of our assets, all as more particularly described in that senior notes security agreement with The Bank of New York Mellon (f/k/a The Bank of New York), as collateral agent, executed by us on October 1, 2007 and attached as an exhibit to our Current Report on Form 8-K filed with the Commission on October 5, 2007.

The New Notes were issued in exchange for the Existing Notes delivered by the Majority Noteholders in reliance of the exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), under Regulation 144A. Because the New Notes have not been and will not be registered under the Securities Act, such New Notes will be subject to substantial restrictions on transfer.

A copy of the global form of New Note is attached as Exhibit 4.2 hereto, and incorporated herein by reference, and the summary of the New Note in this Form 8-K is qualified in its entirety by reference thereto.

Item 8.01	Other Events.

In order to retain and motivate our employees to continue working diligently for us, on October 30, 2008, we agreed to pay eight (8) of our existing employees (i) a retention bonus equal to three (3) months current salary, payable immediately, and (ii) a severance payment equal to six (6) months current salary, in the event their employment is terminated by reason of our merger into another entity or the sale of substantially all of our assets, at any time prior to June 15, 2009.

Our Board of Directors also approved the payment of twelve (12) months base salary to each of our Chief Executive Officer and Chief Financial Officer. These payments are being made pursuant to our employment agreements with these two officers which provided that such officers could resign for “Good Reason” upon a “change of control” and be entitled to receive twelve (12) months severance. Rather than leaving the Company and simply collecting such payments, both our CEO and CFO have agreed to remain with us at their current salaries and will be paid the twelve (12) months additional salary as follows: three (3) months now, one (1) month during each month they remain employed and the balance on the earlier to occur of (x) our merger into another entity, (y) the sale of substantially all of our assets or (z) June 15, 2009.

On October 31, 2008, issued a press release announcing the restructuring of our senior notes and the forbearance by the Lender. A copy of the press release dated October 31, 2008 is attached as Exhibit 99.1 hereto.

Item 9.01	Financial Statements and Exhibits

Exhibit	Name of Document

Exhibit 4.1	Amended and Restated Indenture, dated as of October 30, 2008 among the Company and The Bank of New York Mellon.

Exhibit 4.2	form of Global 15% Senior Secured Note due 2009

Exhibit 4.3	form of Global 12 1/2 % Senior Secured Note due 2012 (incorporated herein by reference to Exhibit 4.2 of the Company’s Form 8-K Report, filed October 5, 2007)

Exhibit 10.1	Credit Agreement, dated October 1, 2007, among the Company, Wells Fargo Foothill, Inc., as arranger and administrative agent, and other lenders identified therein (incorporated herein by reference to Exhibit 10.1 of the Company’s Form 8-K Report, filed October 5, 2007)

Exhibit 10.1.1	Forbearance, First Amendment to Credit Agreement and First Amendment to Fee Letter, dated October 30, 2008, among the Company, Wells Fargo Foothill, Inc., as arranger, administrative agent and lender, and other lenders identified therein.

Exhibit 10.2	Intercreditor Agreement, dated October 1, 2007, among the Company, The Bank of New York Mellon (f/k/a The Bank of New York) and Wells Fargo Foothill, Inc. (incorporated herein by reference to Exhibit 10.3 of the Company’s Form 8-K Report, filed October 5, 2007)

Exhibit 10.2.1	First Amendment to Intercreditor Agreement, dated October 30, 2008, among the Company, The Bank of New York Mellon and Wells Fargo Foothills, Inc.

Exhibit 10.3	Senior Notes Security Agreement, dated October 1, 2007, between the Company and The Bank of New York Mellon (f/k/a The Bank of New York) incorporated herein by reference to Exhibit 4.5 of the Company’s Form 8-K Report, filed October 5, 2007)

Exhibit 10.4	Consent, dated October 29, 2008, from Cede & Co., with acknowledgement by the Company

Exhibit 99.1	Form of press release, dated October 31, 2008, with respect to Restructuring of Senior Notes and Forbearance by Senior Lender.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 3, 2008	Baseline Oil & Gas Corp.

	By:	/s/ Patrick H. McGarey
		Name:	Patrick H. McGarey
		Title:	Chief Financial Officer

Exhibit Index

Exhibit	Name of Document

Exhibit 4.1	Amended and Restated Indenture, dated as of October 30, 2008 among the Company and The Bank of New York Mellon.

Exhibit 4.2	form of Global 15% Senior Secured Note due 2009

Exhibit 10.1.1	Forbearance, First Amendment to Credit Agreement and First Amendment to Fee Letter, dated October 30, 2008, among the Company, Wells Fargo Foothill, Inc., as arranger, administrative agent and lender, and other lenders identified therein.

Exhibit 10.2.1	First Amendment to Intercreditor Agreement, dated October 30, 2008, among the Company, The Bank of New York Mellon and Wells Fargo Foothills, Inc.

Exhibit 10.4	Consent, dated October 29, 2008, from Cede & Co., with acknowledgement by the Company

Exhibit 99.1	Form of press release, dated October 31, 2008, with respect to Restructuring of Senior Notes and Forbearance by Senior Lender.